                                                                  Exhibit 10.1


                               FIFTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT


                 THIS FIFTH AMENDMENT TO THE REVOLVING CREDIT AGREEMENT (the "Fifth Amendment") is made as of October 31, 1995, among FRI-M Corporation, a Delaware corporation (the "Borrower"), Family Restaurants, Inc., a Delaware corporation ("FRI"), each of the Subsidiary Guarantors, each of the banks and institutions identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks") and Credit Lyonnais New York Branch, as Agent, Collateral Agent, Issuing Bank and Swing Line Bank.


                              W I T N E S S E T H

                 WHEREAS, the Borrower, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank have entered into the Revolving Credit Agreement, dated as of January 27, 1994, as amended by the First Amendment to the Revolving Credit Agreement, dated as of April 15, 1994, by the Second Amendment to the Revolving Credit Agreement, dated as of August 15, 1994, by the Third Amendment to the Revolving Credit Agreement, dated as of March 24, 1995, and by the Fourth Amendment to the Revolving Credit Agreement, dated as of August 1, 1995 (the "Credit Agreement");

                 WHEREAS, Schedule A to this Fifth Amendment sets forth the aggregate amount of all outstanding Loans (including the Dividend Loan), Swing Line Advances and Syndicated Letters of Credit under the Credit Agreement as of November 7, 1995;

                 WHEREAS, as of October 31, 1995, the Borrower is in default under the Credit Agreement as a result of its failure to comply with certain of the financial covenants contained therein and anticipates that it may continue to be in default for the fiscal quarter ending December 1995 under Section 9.01 of the Credit Agreement, and as a result thereof, the Banks have no further obligations to make Loans or participate in Swing Line Advances or Syndicated Letters of Credit;

                 WHEREAS, the Borrower has requested that the Banks waive all such existing and anticipated financial covenant Defaults and Events of Default under the Credit Agreement through January 31, 1996 in order that it may make additional borrowings under the Credit Agreement up to specified amounts through January 31, 1996;

                 WHEREAS, Section 2.07(g) of the Credit Agreement provides that no Bank will be obligated to extend any Loans or participate in any Swing Line Advances or Syndicated Letters of Credit so long as the total outstandings under the Credit Agreement (exclusive of the Dividend Loan) exceed $125,100,000 on any day from August 26, 1995 to October 31, 1995 and that after October 31, 1995, no Bank will be obligated to extend any Loans or participate in any Swing Line Advances or Syndicated Letters of Credit;

                 WHEREAS, the Borrower has requested an additional borrowing facility, including through the issuance of Syndicated Letters of Credit, in an aggregate amount of up to $8,000,000 and certain of the Banks are willing to provide such facility and the remaining Banks are willing to permit additional Loans to be made and Syndicated Letters of Credit to be issued by such Banks, subject to the terms and conditions set forth herein; and

                 WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

                 NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

                 1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

                 2. The parties hereto agree that failure by the Borrower to meet certain of the financial covenants in subsections 8.03(a), (c), (d), (e),
(f) and (g) for any periods ending on or prior to January 31, 1996 shall not constitute Defaults or Events of Default on or prior to January 31, 1996. Notwithstanding such waiver, such Events of Default shall continue to exist for purposes of Sections 8.02(f)(B)(III) and (E) of the Credit Agreement.

                 3. Section 1.01 of the Credit Agreement is hereby amended to add the following definitions:

                          "Dividend Loan" shall mean the Loan of $14,625,000, as reduced from time to time, made by Credit Lyonnais under the Credit Agreement on August 1, 1995.

                          "Fifth Amendment" shall mean the Fifth Amendment to Revolving Credit Agreement made as of

         October 31, 1995, among FRI-M Corporation, a Delaware corporation, Family Restaurants, Inc., a Delaware corporation, each of the Subsidiary Guarantors, each of the banks and institutions identified on the signature pages thereof and Credit Lyonnais New York Branch, as Agent, Collateral Agent, Issuing Bank and Swing Line Bank.

                          "Overline Facility" shall mean an $8,000,000 revolving credit facility made available to the Borrower by certain Banks identified in Schedule B of the Fifth Amendment pursuant to which such Banks may make additional Loans and issue additional Syndicated Letters of Credit from time to time in an aggregate amount up to $8,000,000, subject to reduction as provided in Sections 2.07(f) and (g) hereof, in accordance with Articles II and III hereof, which shall constitute Loans and Syndicated Letters of Credit under the Credit Agreement for all purposes hereof; provided, that such additional Loans and Syndicated Letters of Credit made under the Overline Facility shall not be included in determining whether the Borrower has exceeded the Total Commitment.

                 4. The following definitions of Section 1.01 of the Credit Agreement are hereby amended and restated as follows:

                          "Commitment" of each Bank shall mean the amount set forth opposite such Bank's name in Schedule B of the Fifth Amendment, as such amount may be reduced from time to time pursuant to Sections 2.05, 2.07 and 12.08.

                          "Pro Rata Share" shall mean, with respect to any Bank, (a) the proportion of such Bank's Commitment to the Total Commitment or, (b) if the Total Commitment shall have been cancelled or expired or there has been an acceleration under the Credit Agreement, the proportion of such Bank's then outstanding Loans (including the Dividend Loan and Loans outstanding under the Overline Facility), Swing Line Advances and Syndicated Letters of Credit (including Syndicated Letters of Credit outstanding under the Overline Facility) to the aggregate amount of Loans (including the Dividend Loan and Loans outstanding under the Overline Facility), Swing Line Advances and Syndicated Letters of Credit (including Syndicated Letters of Credit outstanding under the Overline Facility) then outstanding.

                 5. The definition of "Net Cash Proceeds" in Section 1.01 of the Credit Agreement is hereby amended by adding the following concluding sentence:

                 "As used herein, the disposition of assets shall include (i) any financing secured by any real property which generates new proceeds for the Borrower, other than purchase money indebtedness, (ii) any refinancing of indebtedness secured by assets which generates proceeds for the Borrower in excess of the indebtedness being refinanced and
         (iii) the disposition of foreign exchange, forward or other hedging contracts which generate proceeds for the Borrower."

                 6. Section 2.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "The Loans. Prior to the Termination Date, and subject to the terms and conditions of this Agreement, and except as otherwise provided in Section 2.07(f), upon the request of the Borrower, and upon the satisfaction by the Borrower or the waiver by each of the Banks of each of the conditions precedent contained in Article VII applicable thereto, each of the Banks, severally and not jointly with the other Banks, agrees to make one or more Loans to the Borrower from time to time in an aggregate principal amount at any one time outstanding not to exceed its Commitment; provided, however, that the sum of (i) the aggregate outstanding Loans, plus (ii) the aggregate outstanding Swing Line Advances, plus (iii) the aggregate Face Amount of Syndicated Letters of Credit outstanding at any time may not exceed the Total Commitment and further provided that although the Loans include the Dividend Loan and Loans and Syndicated Letters of Credit under the Overline Facility, for purposes of this Agreement, the term Total Commitment and calculations to determine whether amounts have exceeded the Total Commitment shall be exclusive of the Dividend Loan and Loans and Syndicated Letters of Credit under the Overline Facility. Certain Banks, as listed on Schedule B to the Fifth Amendment, agree to provide the Overline Facility from the date of execution of the Fifth Amendment through January 31, 1996. Except as otherwise expressly provided herein and except that references to each Bank applicable to Loans under the Overline Facility shall refer only to the Banks identified in Schedule B to the Fifth Amendment, Loans under the Overline Facility shall be subject to the same terms and provisions as all other Loans."

                 7. The second sentence of Section 2.02(a) is hereby amended to read as follows:

         "ABR Loans shall be in the minimum aggregate amount of $100,000 or in integral multiples of $100,000 in excess thereof."

                 8. Section 2.06 of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "Optional Prepayment. The Borrower shall have the right, on not less than one Business Day's written notice to the Agent, to prepay the Overline Facility (and all optional prepayments shall be applied first to prepay the Overline Facility, except if any Loans have been made or Syndicated Letters of Credit issued in connection with the Remaining Available Commitment (as defined in Section 2.07(f)), in which case all optional prepayments shall be applied first to prepay such Loans or to reduce such Syndicated Letters of Credit in the manner provided in Section 2.07(d)(iii)(B) or (C)), and after the Overline Facility (or Loans and Syndicated Letters of Credit with respect to the Remaining Available Commitment, if applicable) has been repaid, to prepay Loans bearing interest on the same basis and having the same Interest Periods, if any, in whole or in part, without premium or penalty, in the aggregate principal amount of $100,000 or in integral multiples of $100,000 in excess thereof, in the case of ABR Loans, or in the aggregate principal amount of $3,000,000 or in integral multiples of $1,000,000 in excess thereof, in the case of Eurodollar Loans (or, if the outstanding aggregate amount of such Loan is less than $3,000,000 or $100,000, as the case may be, then all of such lesser amount), together with accrued interest on the principal being prepaid to the date of prepayment and, in the case of Eurodollar Loans, the amounts required by Section 5.03. Subject to the terms and conditions hereof, prepaid Loans may be reborrowed.

                 9. Section 2.07(d) of the Credit Agreement is hereby amended by adding the following concluding sentence:

         "The calculations under this Section 2.07(d) shall exclude items outstanding under the Overline Facility and the Dividend Loan."

                 10. Sections 2.07(f) and (g) of the Credit Agreement are hereby restated to read in their entirety as follows:


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
                 "(f) Notwithstanding any contrary provision in this Section 2.07, for the period through January 31, 1996 any Net Cash Proceeds received from the disposition of any individual asset or group of related assets (other than sales of inventory in the ordinary course of business) resulting in net proceeds to the Borrower of more than $100,000 shall be applied promptly following receipt thereof (i) first, to repay the outstanding Dividend Loan, (ii) second, with respect to the first $5,000,000 of such proceeds after the Dividend Loan is repaid, to permanently reduce the Total Commitment and the Overline Facility on a pro rata basis, and (iii) third, with respect to any further Net Cash Proceeds, one-half of such Net Cash Proceeds to permanently reduce the Total Commitment and the Overline Facility on a pro rata basis and the remaining one-half of such Net Cash Proceeds, first to reduce outstanding Loans and to the extent there are no outstanding Loans, to reduce outstanding Syndicated Letters of Credit in the manner provided in Section 2.07(d)(iii)(B) or (C); provided, however, that the amount of such Net Cash Proceeds applied to reduce outstanding Loans and Syndicated Letters of Credit (the "Remaining Available Commitment") may only be reborrowed if the Overline Facility has been fully utilized; and (iv) if the aggregate amount of such Net Cash Proceeds from the date hereof exceeds $30,000,000, the Net Cash Proceeds in excess of $30,000,000 shall thereafter be applied to permanently reduce the Total Commitment and the Overline Facility on a pro rata basis. Notwithstanding any contrary provision in this Section 2.07, after January 31, 1996 any Net Cash Proceeds received from the disposition of any individual asset or group of related assets (other than sales of inventory in the ordinary course of business) resulting in net proceeds to the Borrower of more than $100,000 shall be applied promptly following receipt thereof (i) first, to repay the outstanding Dividend Loan and (ii) second, to permanently reduce the Total Commitment and the Overline Facility on a pro rata basis. Any notes or other securities received in connection with any such disposition shall be pledged to the Banks until such notes and securities are liquidated, at which time the Net Cash Proceeds therefrom shall be applied as set forth in the two preceding sentences. Promptly upon receipt of any such Net





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
         Cash Proceeds, notes or marketable securities, FRI or the Borrower shall deliver to the Agent a certificate signed by the chief financial officer of FRI or the Borrower, as the case may be, setting forth the amount of the gross cash proceeds received and the items deducted therefrom in reasonable detail in order to confirm the amount of such Net Cash Proceeds and the amount of any notes or marketable securities received.

                 (g) Notwithstanding any contrary provision in this Agreement, the Total Commitment of the Banks, as listed in Schedule B of the Fifth Amendment, is $125,082,007 (exclusive of the remaining balance on the Dividend Loan and the Overline Facility), and no Bank will be obligated to extend any Loans (other than Loans under the Overline Facility) or participate in any Swing Line Advances or Syndicated Letters of Credit (other than Syndicated Letters of Credit under the Overline Facility) if the same would cause the total outstandings under this Agreement (exclusive of the Dividend Loan and the Overline Facility) to exceed $125,082,007, as such amount may be reduced from time to time in accordance with the terms hereof, on any day after October 31, 1995."

                 11. Section 3.01(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(b) Except as otherwise provided in Section 2.07(f), the Syndicated Letters of Credit (A) shall have an aggregate face amount not in excess of the Syndicated Letters of Credit Commitment, (B) may, at the sole option of the Issuing Bank, be renewable if so requested by the Borrower using the form for such request then in general use by the Issuing Bank, and (C) shall have an expiration date no later than the earlier of (i) 365 days after the date of issuance thereof and
         (ii) the Termination Date. There shall not be outstanding at any one time more than twenty separate Syndicated Letters of Credit. Except as otherwise expressly provided herein and except that references to each Bank applicable to Syndicated Letters of Credit under the Overline Facility shall refer only to the Banks identified in Schedule B to the Fifth Amendment, Syndicated Letters of Credit under the Overline Facility shall be subject to the same terms and provisions as all other Syndicated Letters of Credit. The aggregate value of all Syndicated Letters of Credit, including the Syndicated Letters of Credit





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
         under the Overline Facility, may not exceed the Syndicated Letters of Credit Commitment.

                 12. The third sentence of Section 3.01(h) is hereby amended to read as follows:

         "On the day that Revolving Loans are to be made in order to pay such Reimbursement Obligation, each Bank shall, subject to and in accordance with the terms and conditions of this Agreement (including satisfaction of the conditions set forth in Article VII hereof), make a Loan, the proceeds of which shall be applied to such Reimbursement Obligation; provided, however , that such Loan may be in amounts less than the minimum aggregate principal amount or in amounts other than in multiples of $100,000 in excess thereof as required by Section 2.02(a); and provided further that, with respect to such Loan, such Bank shall be required to make available to the Issuing Bank under
         Section 2.02(b) only an amount equal to the difference, if any, between the amount of such Loan and the amount remitted through the Agent to the Issuing Bank pursuant to Section 3.01(f).

                 13. Section 4.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "Notwithstanding anything herein to the contrary, after October 31, 1995 all new Loans and all roll-over Loans shall bear interest as ABR Loans and any contrary designation in a Loan Request or Conversion Request shall have no effect."

                 14. Section 6.01(t) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                          "(t) Solvency. On the date of each Loan and Swing Line Advance hereunder, and after the payment of all estimated legal, investment banking, accounting and other fees related hereto, the Borrower will be Solvent."

                 15. Section 7.03(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                          "(c) The Agent shall have received from the Borrower a certificate signed by an authorized officer of the Borrower specifying that the proceeds of such Loan, Swing Line Advance, Syndicated Letter of Credit,


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
         or Overline Facility shall be used as working capital and to fund the operations of the Borrower and its subsidiaries and detailing the use of such proceeds."

                 16. The provisions of Section 8 of the Credit Agreement are hereby waived with respect to the severance arrangements with Jack Goodall, Jr. described in Schedule C of the Fifth Amendment, including the cancellation of a loan in the approximate principal amount of $676,000 which was previously made in connection with the purchase of FRI common stock.

                 17. Section 8.02(f)(A) is hereby amended and restated as follows:

                 "(A) FRI, the Borrower and each Subsidiary may make loans and advances (I) to officers and employees in connection with the purchase of FRI common stock in accordance with the Acquisition Agreement in an aggregate amount not to exceed $3,500,000, provided that such purchases are consummated on or prior to October 31, 1995, (II) to officers and employees in the ordinary course of business in an aggregate principal amount at any one time outstanding not to exceed $300,000, (III) to the Borrower and the Subsidiaries and (IV) to the entities listed on Schedule 8.02(f)."

                 18. Section 8.02(f)(E) of the Credit Agreement is hereby amended and restated as follows:

                 "(E) So long as there is no Event of Default, FRI, the Borrower and each Subsidiary may purchase, acquire, cancel or otherwise retire for value shares of capital stock of FRI or the Borrower, options on any such shares or related stock appreciation rights or similar securities held by directors, officers, employees or former directors, officers, employees or consultants (or their estates or beneficiaries under their estates) that were issued pursuant to any Stock Based Plan, upon death, disability, retirement, termination or pursuant to the terms of such Stock Based Plan; provided, however, that the consideration paid for such purchases, acquisitions, cancellations or retirements shall not exceed $2.5 million in any fiscal year."

                 19. Section 9.01(o) of the Credit Agreement is hereby deleted and the text of Section 9.01 following Section 9.01(n) is hereby amended and restated to read as follows:


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
         "then (i) upon the happening and during the continuance of any of the foregoing Events of Default, the obligation of the Banks to make any further Loans, the obligation of the Swing Line Bank and the other Banks to make any further Swing Line Advances, the obligation of the Issuing Bank to issue any further Syndicated Letters of Credit and the obligation of the Banks to make any further Loans or to issue any further Syndicated Letters of Credit under the Overline Facility shall terminate upon declaration to that effect delivered by the Agent or the Required Banks to the Borrower and (ii) upon the happening of any of the foregoing Events of Default which shall be continuing, all Notes (including Notes for Loans made under the Overline Facility), Swing Line Advances and all Reimbursement Obligations (including Reimbursement Obligations for Syndicated Letters of Credit issued under the Overline Facility) shall become and be immediately due and payable upon declaration to that effect delivered by the Agent or the Required Banks to the Borrower; provided, that upon the happening of any event specified in Section 9.01(g) or (h) which involves the Borrower or any Significant Subsidiary, the Notes (including Notes for Loans made under the Overline Facility), Swing Line Advances and the Reimbursement Obligations (including Reimbursement Obligations for Syndicated Letters of Credit issued under the Overline Facility) shall become immediately due and payable and the obligations of the Banks to make any further Loans, the obligation of the Swing Line Bank and the other Banks to make any further Swing Line Advances, the obligation of the Issuing Bank to issue any further Syndicated Letters of Credit hereunder and the obligation of the Banks to make any further Loans or to issue any further Syndicated Letters of Credit under the Overline Facility shall terminate without declaration or other notice to the Borrower. Except as otherwise provided herein, the Borrower expressly waives any presentment, demand, protest or other notice of any kind."

                 20. Section 11.03 of the Credit Agreement is hereby amended and restated to read as follows:

         "All funds for the account of the Banks received by the Agent in respect of payments made by the Borrower pursuant to, or from any Person on account of, this Agreement or any other Credit Document shall be distributed forthwith by the Agent among the Banks entitled thereto, in like currency and funds as received, ratably in proportion to their respective interests therein. Other than as provided for in Sections 2.06 and 2.07(f) of the Credit Agreement and other than payments relative to the Dividend Loan, which shall be applied to Credit Lyonnais, payments relative to the Loans outstanding under the Overline Facility, which shall be applied to the Banks identified in Schedule B of the Fifth Amendment on a pro rata basis, and Letter of Credit Fees with respect to Syndicated Letters of Credit issued under the Overline Facility, which shall be applied to the Banks identified in Schedule B of the Fifth Amendment on a pro rata basis, in the event that any Bank shall receive from the Borrower or any other source any payment of, on account of, or for or under this Agreement or any other Credit Document (whether received pursuant to the exercise of any right of set-off, banker's lien, realization upon any security held for or appropriated to such obligation or otherwise as permitted by law) other than in proportion to its Pro Rata Share, then such Bank shall purchase from each other Bank so much of its interest in obligations of the Borrower as shall be necessary in order that each Bank shall share such payment with each of the other Banks in proportion to each Bank's Pro Rata Share; provided, that no Bank shall purchase any interest of any Bank that does not, to the extent that it may lawfully do so, set-off against the balance of any deposit accounts maintained with it the obligations due to it under this Agreement; and provided, further, that nothing herein contained shall obligate any Bank to apply any set-off or banker's lien or collateral security permitted hereby first to the obligations of the Borrower hereunder if the Borrower is obligated to such Bank pursuant to other loans or notes, but any such application of proceeds shall be in proportion to the total obligations of the Borrower to such Bank. In the event that any purchasing Bank shall be required to return any excess payment received by it, the purchase shall be rescinded and the purchase price restored to the extent of such return, but without interest."

                 21. The first sentence of Section 12.03 of the Credit Agreement is hereby amended and restated to read as follows:

         "FRI and the Borrower agree to pay (i) all reasonable out-of-pocket expenses of the Agent and Collateral Agent (including the reasonable fees and expenses of Sullivan & Cromwell and of Zalkin, Rodin & Goodman, LLP, as counsel to the Agent and Collateral Agent) in connection with the preparation of this Agreement and the other Credit Documents and any amendments or supplements hereto or thereto and (ii) all reasonable out-of-pocket expenses incurred by the Agent, the Collateral Agent, the Issuing Bank, the Swing Line Bank and any Bank and without duplication, reasonable fees and disbursements of two counsel representing the Agent, the Collateral Agent, the Issuing Bank, the Swing Line Bank and the Banks in connection with the administration and enforcement of any provisions of this Agreement, the other Credit Documents or any amendment or supplement hereto or thereto."

                 22. Notwithstanding any provision herein or in any Credit Document to the contrary, the Banks which are not participating in the Overline Facility or the Dividend Loan, as indicated on Schedule B hereto, (i) shall not be responsible for any liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature arising solely out of the Dividend Loan or the Overline Facility, or any action taken or omitted to be taken by any Bank in connection therewith and (ii) shall not receive or have any interest in any reimbursements relating to clause (i) above.

                 23. The Borrower and FRI represent and warrant that the execution and delivery of this Fifth Amendment by each of the Borrower, FRI and the Subsidiary Guarantors has been duly authorized by all necessary corporate action and this Fifth Amendment is enforceable without any further approval, authorization or consent.

                 24. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                 25. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts and each such counterpart shall together constitute but one and the same instrument. This Fifth Amendment shall become effective as of the date hereof upon the delivery to the Agent of executed counterparts of this Fifth Amendment from the Company and the Banks and the Agent shall so inform all of the parties hereto.

                 26. The Credit Agreement, as amended hereby, shall be binding upon the Borrower, FRI, the Subsidiary Guarantors, the Banks, the Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank and their respective successors and assigns, and shall inure to the benefit of the Company, FRI, the Subsidiary Guarantors, the Banks, the

Agent, the Collateral Agent, the Issuing Bank and the Swing Line Bank and their respective successors and assigns.

                 27. Except as expressly provided in this Fifth Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect. The Credit Agreement as amended by this Fifth Amendment, the materials delivered pursuant hereto and the other Credit Documents constitute the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings among them relating to the subject matter hereof and thereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                       FRI-M CORPORATION


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                       FAMILY RESTAURANTS, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Senior Vice President,
                                              Chief Financial Officer



                                       FRI-FRD CORPORATION


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                       FRI-DHD CORPORATION


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                       FRI-NA CORPORATION


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President

                                       FRI-J CORPORATION


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                       FRI-MRD CORPORATION


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                       FRI-C CORPORATION


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                       CHI-CHI'S, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                       CCMR OF CUMBERLAND, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Authorized Signatory



                                       CCMR OF GREENBELT, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President

                                       CCMR OF MARYLAND, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                       CCMR OF TIMONIUM, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                       CHI-CHI'S OF SOUTH CAROLINA, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                       CHI-CHI'S OF WEST VIRGINIA, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: President



                                       COCO'S RESTAURANTS, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                       FAR WEST CONCEPTS, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President
                                       jojos RESTAURANTS, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                       jojos CALIFORNIA FAMILY
                                       RESTAURANTS INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                       EL TORITO RESTAURANTS, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                       CARROWS RESTAURANTS, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President



                                       CARROWS CALIFORNIA FAMILY
                                       RESTAURANTS, INC.


                                       By: /s/ R.T. Trebing, Jr.
                                           ------------------------------
                                           Name:  R.T. Trebing, Jr.
                                           Title: Vice President

                                       CREDIT LYONNAIS NEW YORK BRANCH
                                       as Agent for the Banks


                                       By: /s/ Frederick Haddad
                                          ------------------------------
                                          Name:  Frederick Haddad
                                          Title: Senior Vice President



                                       CREDIT LYONNAIS NEW YORK BRANCH
                                       as Collateral Agent for the Banks


                                       By: /s/ Frederick Haddad
                                          ------------------------------
                                          Name:  Frederick Haddad
                                          Title: Senior Vice President



                                       CREDIT LYONNAIS NEW YORK BRANCH
                                       Signing as a Bank, as the Issuing
                                       Bank and as the Swing Line Bank


                                       By: /s/ Frederick Haddad
                                          ------------------------------
                                          Name:  Frederick Haddad
                                          Title: Senior Vice President



                                       UNITED STATES NATIONAL BANK OF
                                         OREGON


                                       By: /s/ Roger Lundeen
                                           ------------------------------
                                          Name:  Roger Lundeen
                                          Title: Vice President, Special
                                            Assets Group



                                       THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION, Los Angeles Agency


                                       By: /s/ Hiroaki Koseki
                                          ------------------------------
                                          Name:  Hiroaki Koseki
                                          Title: Chief Manager and
                                            Senior Vice President

                                       PEARL STREET L.P.


                                      By: /s/ Robert O'Shea
                                          ------------------------------
                                          Name:   Robert O'Shea
                                          Title:  Vice President

                                   Schedule A


                      Outstandings as of November 7, 1995
                        under Revolving Credit Agreement

Letters of Credit                                          $ 38,120,071

LIBOR Loans                                                  59,000,000

Base Rate Loans*                                             27,800,000

Swing-Line Loans                                                 --

Dividend Loan                                                 6,164,182
                                                           ------------

  Total*                                                   $124,920,071
                                                           ============


--------------------

*    Excluding the Dividend Loan.

                                   Schedule B

                                                               Overline
                                        Commitment             Facility         Dividend Loan
                                        ----------             --------         -------------
Availability Amount                    $125,082,007           $8,000,000         $6,164,183

$ Amounts:
   Credit Lyonnais                     $ 91,740,000           $8,000,000         $6,164,183
   Mitsubishi Trust                    $ 12,492,007           $        0         $        0
   US Bank of Oregon                   $ 12,510,000           $        0         $        0
   Pearl Street L.P.                   $  8,340,000           $        0         $        0

Percentage Shares:
   Credit Lyonnais                            73.33%              100.00%            100.00%
   Mitsubishi Trust                            9.99%                0.00%              0.00%
   US Bank of Oregon                          10.00%                0.00%              0.00%
   Pearl Street L.P.                           6.67%                0.00%              0.00%

                                   Schedule C


                          Summary of severance arrangement with Jack W. Goodall.

         1. All stock options held by Jack W. Goodall, Jr. ("Goodall") under the Company's 1994 Incentive Stock Option Plan will be cancelled;

         2. Secured promissory notes in an aggregate principal amount of approximately $676,000 made by Goodall to and in favor of the Company in connection with Goodall's purchase of the Company's Common Stock (the "Common Stock"), including any interest otherwise due thereunder, will be cancelled;

         3. Goodall will waive the right arising under the terms of certain agreements to require the Company to purchase the shares of Common Stock owned by Goodall, and the Company will waive its right to require Goodall to sell such shares to the Company;

         4. Goodall will grant the Company an option to purchase one-half of the shares of Common Stock held by Goodall; and

         5. Goodall, in his individual capacity, will release, subject to certain exceptions, the Company and certain other persons from any and all claims, damages or actions of any nature, known or unknown, that he ever had or may have, from the beginning of time up to the date of such agreement.